                                                            Exhibit 23.1


                  CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference herein of our report dated October 25, 1996 appearing on page F-2 of the Registant's definitive proxy statement dated October 30, 1996 in this Form 8-K of Meridian Medical Techonologies, Inc.


PRICE WATERHOUSE LLP
Washington, DC
December 4, 1996





















                                    15